UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2008

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS

ITEM 8.01. Other Events.

On July 30, 2008, SRA International, Inc. (the Company) announced the purchase of Era Corporation (Era). Era is a privately-held provider of advanced surveillance technologies for the air traffic management, airport operations, military and security market. Era is a leading supplier of next-generation surveillance and flight tracking solutions to more than 100 customers in the United States, Canada, Europe, the Middle East, Africa, South America and Asia. The results of Era’s operations will be included in the Company’s results of operations beginning August 1, 2008.

A copy of the press release, dated July 30, 2008, announcing the signing of the Agreement is attached hereto as Exhibit 99.1.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release dated July 30, 2008, announcing the signing of a definitive agreement to acquire Era Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: August 6, 2008	/s/ STEPHEN C. HUGHES
Stephen C. Hughes
Chief Financial Officer and Executive
Vice President, Operations